                                                            EXHIBIT 10(v)



                                                              CONFIDENTIAL




                              SETTLEMENT AGREEMENT
                              --------------------


     This SETTLEMENT AGREEMENT entered into with effect as of and from the 1st day of July, 1996


Between NORTHERN TELECOM INC., a corporation incorporated under the laws of the State of Delaware, (hereinafter referred to as "NORTHERN TELECOM") and DATAPOINT CORPORATION, a corporation incorporated under the laws of the State of Delaware, (hereinafter referred to as "DATAPOINT").


     WHEREAS NORTHERN TELECOM and DATAPOINT are plaintiff and defendant, respectively, in an action pending in the District Court of Bexar County, Texas, 45th Judicial District, Civ. Action No. 95CI-14259 (the "Pending Action"), in which NORTHERN TELECOM asserted entitlement against DATAPOINT to certain amounts due and owing arising out of the 1992 Settlement Agreement (as defined herein);

     WHEREAS NORTHERN TELECOM acknowledges receipt from DATAPOINT of US$2,199,270.83 in partial satisfaction of the amounts due and owing in the Pending Action and representing the $1,000,000 principal payments due in December, 1994 and December, 1995 plus accrued interest under the 1992 Deed of Trust Note (as defined herein); and

     WHEREAS NORTHERN TELECOM and DATAPOINT wish to settle and resolve with finality all obligations under the 1992 Settlement Agreement including, without limitation, the Pending Action and all claims asserted by either party against the other therein as more fully set forth below.

     NOW, THEREFORE, in consideration of these premises and the mutual promises of the parties set forth below, NORTHERN TELECOM and DATAPOINT covenant and agree as follows:


                                    SECTION 1

                                     PAYMENT
                                     -------

DATAPOINT shall pay the sum of US$5,050,000 to NORTHERN TELECOM concurrently with execution of this Settlement Agreement in full



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                                                              CONFIDENTIAL


and final payment and satisfaction of all amounts owing or to become due and owing and all other obligations and undertakings of DATAPOINT under or arising out of that certain Settlement Agreement dated as of the 10th day of December, 1992 (a true and correct copy of which is attached hereto as Exhibit A) (the "1992 Settlement Agreement") and that certain Deed of Trust Note dated as of the 10th day of December, 1992, as amended by that certain Promissory Note Amendment and Reinstatement Agreement dated as of the 22nd day of November, 1995, that certain First Amended Promissory Note Amendment and Reinstatement Agreement dated as of the 31st day of January, 1996,(effective as of the 28th day of December, 1995) and that certain Second Amended Promissory Note Amendment and Reinstatement Agreement dated as of the 15th day of May, 1996 (effective as of the 17th day of May, 1996) (a true and correct copy of which is attached hereto as Exhibit B) (the "1992 Deed of Trust Note"). The payment to be made by DATAPOINT to NORTHERN TELECOM hereunder shall be by means of a bank wire or electronic transfer of immediately available funds to, and with confirmation of receipt in, the following account:

                               Texas Commerce Bank
                                 ABA #113000609
                 Jenkins & Gilchrist, A Professional Corporation
                               Acct #088-05082847
                                Ref. #29054-00001
                      Attn: Sharon Perkins (214) 855-4648.


                                    SECTION 2

                         DISMISSAL OF THE PENDING ACTION
                         -------------------------------

Upon execution of this Settlement Agreement and DATAPOINT's delivery to NORTHERN TELECOM of the payment provided for in Article 1, NORTHERN TELECOM shall deliver to DATAPOINT an Agreed Order of Dismissal of the Pending Action, in the form annexed hereto as Exhibit C, fully executed on NORTHERN TELECOM's behalf by its counsel of record in the Pending Action.


                                    SECTION 3

                                     RELEASE
                                     -------

(1) NORTHERN TELECOM hereby releases DATAPOINT, its officers, directors, shareholders, employees, successors, assignees, and subsidiaries and their officers, directors, shareholders, employees, successors and assignees (the "Released Parties") from any and all obligations or undertakings arising out of the 1992




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
                                                              CONFIDENTIAL


Settlement Agreement and any claims, demands, damages, liabilities, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, likenesses, promises, variances, trespasses, judgments, extends, executions and causes of action, known or unknown, regardless of when accruing (from the beginning of time to the present) which against DATAPOINT, NORTHERN TELECOM, NORTHERN TELECOM's heirs, executors, administrators, successors, agents and assignees ever had, now have or hereafter can, shall or may have or upon, or by reason of any matter, cause or thing whatsoever relating to or arising out of (i) those described in the Pending Action; (ii) those described in an action dismissed with prejudice in the United States District Court for the Northern District of Texas, Civ. Action No. 3:82-CV-1039-D in which NORTHERN TELECOM asserted NORTHERN TELECOM's U.S. Patent No. 3,760,375 against DATAPOINT; (iii) those described in any other pending actions by NORTHERN TELECOM against DATAPOINT, if any; and (iv) those related to any security interest held by NORTHERN TELECOM in and to any real property, trademarks, patents, stock and other assets, tangible or intangible, owned or held by DATAPOINT or any of its subsidiaries.

(2) This release is binding on NORTHERN TELECOM, its successors, assignees, and any of its subsidiaries. NORTHERN TELECOM warrants and represents that none of the obligations or undertakings arising out of the 1992 Settlement Agreement and none of the claims, demands, damages, liabilities, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, likenesses, promises, variances, trespasses, judgments, extends, executions or causes of action released hereby have been assigned by NORTHERN TELECOM or any of its subsidiaries to any third party, and NORTHERN TELECOM shall indemnify, defend, and hold harmless the Released Parties from and against any such obligations, undertakings, claims, demands, damages, liabilities, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, likenesses, promises, variances, trespasses, judgments, extends, executions and causes of action that may arise as a result of any such assignment, provided timely notice thereof is given by DATAPOINT to NORTHERN TELECOM.


                                    SECTION 4

                       AFFIRMATIVE COVENANTS OF DATAPOINT
                       ----------------------------------

DATAPOINT covenants with NORTHERN TELECOM that it shall duly and punctually pay to NORTHERN TELECOM all amounts payable on the date and in the manner specified in this Settlement Agreement.





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                                                              CONFIDENTIAL


                                    SECTION 5

                    AFFIRMATIVE COVENANTS OF NORTHERN TELECOM
                    -----------------------------------------

NORTHERN TELECOM covenants with DATAPOINT that it shall execute all ancillary documents necessary to effectuate the terms of this Settlement Agreement including, but not limited to, documents related to the release of security interests held by NORTHERN TELECOM in the real property, trademarks, patents, stock and other assets, tangible or intangible, of DATAPOINT and the execution and filing of all UCC-3 Termination Statements in all relevant jurisdictions.


                                    SECTION 6

                                    DISPUTES
                                    --------

In the event of any dispute relating to the interpretation or performance of this Settlement Agreement, the parties shall attempt to resolve their differences without resort to adversary proceedings. However, nothing herein shall preclude either party from having resort to judicial process.


                                    SECTION 7

                                     NOTICES
                                     -------

(1) Any and all notices, documents or other information to be given by one of the parties to the other shall be deemed sufficiently given when in writing forwarded by prepaid registered or certified first class air mail, or by facsimile transmission (notices only) or overnight courier to the following addresses:




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
                                                              CONFIDENTIAL


If to NORTHERN TELECOM:       Northern Telecom Inc.
                              200 Athens Way
                              Nashville, Tennessee 37228
                              U.S.A.

                              Attention: Vice-President, General
                                         Counsel and Secretary
                              Facsimile:  (615) 734-4067

With a copy by air mail or
facsimile
transmission to:              Northern Telecom Limited
                              3 Robert Speck Parkway
                              Mississauga, Ontario
                              Canada L4Z 3C8

                              Attention:  Anthony J. Lafleur
                                          Vice President and
                                          Assistant General Counsel
                              Facsimile:  (416) 566-3457
                                          Northern Telecom Inc.
                                          2221 Lakeside Road
                                          Dallas, Texas 75082
                              Attention:  Richard Standel, Jr.
                                          Vice President and
                                          Assistant General Counsel

If to DATAPOINT:              Datapoint Corporation
                              8400 Datapoint Drive
                              San Antonio, Texas 78229-8500

                              Attention: Vice-President,
                                         Secretary &
                                         General Counsel

                              Facsimile:  (210) 593-7335

With a copy by air mail
or facsimile
transmission to:              Datapoint Corporation
                              9-11 rue Montalivet
                              75008 Paris, France

                              Attention:  Chairman of the Board
                              Facsimile:  (33-1) 40.07.82.52

and such notices shall be deemed prima facie to have been received on the fifth business day after mailing if forwarded by mail and on the next following business day if forwarded by facsimile transmission or overnight courier.

(2) The aforementioned address of either party may be changed at any time by giving 10 days' prior notice to the other party in accordance with the foregoing.

(3) In the event of a generally prevailing labor dispute or other situation which may delay or impede the giving of notice by any such means, the notice










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
                                                              CONFIDENTIAL


shall be given by the specified mode that will be most reliable and expeditious and least affected by such dispute or situation.

(4) For all purposes related to any legal proceedings that may be taken or instituted against DATAPOINT by NORTHERN TELECOM in connection with this Settlement Agreement or any instrument given pursuant hereto, DATAPOINT hereby elects domicile at 8400 Datapoint Drive, San Antonio, Texas 78229-8500, U.S.A., or at such other civic address within the continental United States of America as may be specified by notice from DATAPOINT to NORTHERN TELECOM.


                                    SECTION 8

                               GENERAL PROVISIONS
                               ------------------

(1) This Settlement Agreement represents the entire agreement between NORTHERN TELECOM and DATAPOINT with respect to its subject matter and both merges and supersedes all prior commitments, proposals and negotiations concerning such subject matter. This Settlement Agreement may be modified or amended only by an instrument in writing executed by authorized representatives of both parties.

(2) Execution and delivery of this Settlement Agreement by either party hereto shall conclusively determine that such party shall have secured all requisite corporate and other approvals and authorizations necessary for such action, and that when so executed and delivered by such party, this Settlement Agreement shall constitute a valid and binding obligation of such party, enforceable in accordance with its terms.

(3) This Settlement Agreement shall be binding upon the parties and their respective successors, assignees and any of their subsidiaries, provided each party's obligations pursuant to this Settlement Agreement may not be assigned to any other person (whether or not affiliated or associated with that party) without the prior written consent of the other party.





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
                                                              CONFIDENTIAL


(4) The rights and remedies of NORTHERN TELECOM under this Settlement Agreement are cumulative and are in addition to and not in substitution for any other rights or remedies provided by law.

(5) DATAPOINT shall do, execute and deliver or cause to be done, executed and delivered, all further acts, documents and things as NORTHERN TELECOM may reasonably request for the purpose of giving effect to this Settlement Agreement.

(6) NORTHERN TELECOM shall do, execute and deliver or cause to be done, executed and delivered, all further acts, documents and things as DATAPOINT may reasonably request for the purpose of giving effect to this Settlement Agreement.

(7) No waiver of any provision of this Settlement Agreement or consent given pursuant to this Settlement Agreement by either party shall be effective unless in writing and duly executed by that party. No failure or delay on the part of either party in exercising any right or privilege shall operate as a waiver by that party unless so evidenced by a written instrument. Any waiver or consent by either party shall not preclude the further or other exercise by that party of any right, remedy, power or privilege which is the subject of waiver or consent.

(8) In the event of any litigation or other legal proceedings between the parties hereto regarding this Settlement Agreement, the prevailing party in such proceedings shall be entitled to judgment or award against the other for the prevailing party's reasonable attorneys' fees and reasonable expenses incurred in connection with such proceedings.

(9) Time shall be of the essence of this Settlement Agreement.

(10) This Settlement Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which shall together constitute but one and the same instrument. It shall not be necessary that any single counterpart hereof be executed by both parties hereto so long as at least one counterpart is executed by each party.










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                                                              CONFIDENTIAL


                                   SECTION 9

                                  GOVERNING LAW
                                  -------------

     This Settlement Agreement shall be interpreted and enforced in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date first above mentioned.


NORTHERN TELECOM INC.                   DATAPOINT CORPORATION



Per: /s/                                Per: /s/
     ------------------------                ----------------------
        Senior Counsel















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                                                              CONFIDENTIAL


                                   EXHIBIT __

                            SPECIAL POWER OF ATTORNEY


STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )

     KNOW ALL MEN BY THESE PRESENTS, THAT NORTHERN TELECOM INC., a Delaware corporation, with offices at 2221 Lakeside Blvd., Dept. 8437, Rm. C-236, Dallas County, Dallas, Texas 75082 ("NORTHERN TELECOM"), hereby appoints and constitutes DATAPOINT CORPORATION, a Delaware corporation, with its executive office at 8400 Datapoint Drive, Bexar County, San Antonio, Texas 78229-8500 ("DATAPOINT"), and each officer thereof, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of NORTHERN TELECOM:

     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which DATAPOINT, in its sole discretion, deems necessary or advisable for the purpose of releasing, terminating and extinguishing or otherwise disposing of the security interest held by NORTHERN TELECOM in and to any real property, trademarks, patents, stock or other assets, tangible or intangible, owned by DATAPOINT or any of its successors, assignees or subsidiaries and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

     2. Execution and delivery of any and all documents, statements, certificates or other papers which DATAPOINT, in its sole discretion, deems necessary or advisable to further the purposes described in subparagraph 1 hereof.

     This Power of Attorney is made pursuant to a Settlement Agreement between NORTHERN TELECOM and DATAPOINT of even date herewith (the "Settlement Agreement") and may not be revoked until indefeasible payment in full of all the obligations of DATAPOINT and NORTHERN TELECOM, as defined in the Settlement Agreement.

     Dated as of July 1, 1996.

                                   NORTHERN TELECOM INC.


                                   By:
                                      ------------------------
                                   Name:
                                        ----------------------
                                   Title:
                                         ---------------------